Imperial Fund I, LLC ABS-15G

Exhibit 99.16

EXECUTIVE NARRATIVE:

This Executive Summary summarizes the independent third-party due diligence review (the “Review”) conducted on 2 residential mortgage loans by Recovco Mortgage Management, LLC (“Recovco”) on behalf of its Client, Imperial Fund I, LLC. (“Client”).

Recovco’s reports, which are to be made available to the recipient by the Client, include the loan-level results of Recovco’s independent, third-party due diligence review conducted for the Client.

Recovco performed certain due diligence services described below on residential mortgages. The review was conducted on behalf of Client from April of 2021 via files images provided by the Client for the review.

The table below identifies the origination channel for the loans in the subject review:

Origination Channel	Loan Count	Percentage
Broker	2	100.00%

DESCRIPTION OF SERVICES:

Recovco was instructed to perform a credit, data validation, and valuation review (the “Review Population”) in accordance with national recognized statistical rating organizations (“NRSRO(s)”) review standards in place as of the review date.

LOAN SAMPLING:

Recovco’s sample selection criteria was consistent with the criteria set forth by the NRSRO(s). Recovco does not know the size of the overall securitization population and other third-party review firms that may have been engaged. As such, Recovco cannot state the overall sample size.

The total population from which Recovco selected the sample included 1240 mortgage loans.

The table below summarizes the reviews conducted by Recovco:

Review	Reviewed Total	% of Sample
Data Integrity Population	2	100%
Credit Population	2	100%
Compliance Population	0	100%
Valuation Population	2	100%

DATA INTEGRITY:

Where available, Recovco compared the data fields below on the bid tape provided by the Client to the data found in the actual file as captured by Recovco. This information may not have been available for all mortgage loans. This comparison included the following data fields:

Last Name	Appraised Value	1st Rate Chg Date	Rate Index	Rounding Code
First Name	Sale Price	Prepay Months	Amortization Term	Lookback Period
Occupancy	LTV	MI Company	Neg Am Flag	Initial Rate Cap
Purpose	CLTV	MI Coverage	IO Term	Periodic Rate Cap
Address	Note Date	Next Due Date	PP Terms	Life Rate Cap
State	Loan Amount	Property Units	PP Months	Life Rate Floor
Zip	First Payment Date	Maturity Date	Balloon Flag	Margin
Property Type	Original Rate	Mod Flag	Next Rate Chg Date	Reset Frequency
Lien Position	Original P&I	Mod Date	First Pmt Chg Date	Current P&I
Orig Credit Score	Interest Only Flag	Current Rate	Next Pmt Chg Date	DTI
Self Employed Flag

CREDIT UNDERWRITING:

Recovco will reviewed each Investor / DSCR Loan in accordance with Client’s origination guidelines and the following specific review criteria:

DOCUMENT AND DATA REVIEW

For each loan, Recovco reviewed the Loan File and verify whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial application, (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) articles of incorporation, if applicable, (j) operating agreement, (k) background check, (l) leases, (m) CDA, (n) driver’s license and that the following data included in the Loan File is complete and accurate: (i) property address; (ii) origination date; (iii) maturity date; (iv) interest rate; (v) borrower type; (vi) loan type; (vii) guarantors, (viii) LTV and if applicable LTC, (ix) maximum and minimum loan amount.

In addition, Recovco reviewed the Executed Loan Package and verify whether the following documents are included in the file and if the data on these documents is consistent and logical: (a) final executed HUD1, (b) deed of trust or security instrument, (c) certificate of business purpose/ non-owner occupancy, (d) assignments of rent, (e) promissory note, (f) guaranty, (g) certificate of borrower, (h) first payment letter, (i) ACH authorization form, (j) borrower contact consent form, (l) unanimous written consent of members (m) affidavit of title, and (n) completed W-9 form.

CREDIT REVIEW

The credit review focused on the borrower’s and guarantor’s experience in property management, credit profile and adherence to guidelines. The borrower’s and guarantor’s assets are analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines will all be assessed during the review. An income calculation will not be performed though the presence of income documentation if required by the guidelines will be noted.

Credit Application: For the Credit Application, Recovco verified whether (a) the application is signed by all listed borrower(s) / guarantor(s), (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

Credit Report: Recovco verified (a) a credit report is present for each borrower / guarantor, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Borrowing Entity: Recovco verified the borrowing entity, if not an individual, is properly documented. In addition, Recovco will verify if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction will be made between guarantors and principals, individuals and business entities.

Borrower’s Real Estate Experience/Property Ownership: Recovco determined whether the borrower meets the criteria related to Real Estate investment experience by ensuring the borrower entity and/or the individual guarantor has documented the minimum RE property ownership requirements outlined in the Lender’s origination guidelines.

Property Income: For each individual property securing the loan, Recovco determined whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios will be calculated but instead a “Property DTI/DSCR” will be calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Valuation Review: For each individual property securing the loan, Recovco’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. Recovco’s review will include verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, Recovco’s review (i) reviewed the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Recovco reviewed third party valuations included in the loan file, determine if the property value tolerance is no greater than 1 0% of the appraised value. If the reconciled tolerance is greater than 10%, an exception will be required.

Other aspects of Recovco’s reviewed include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

Asset Review: Recovco assessed whether the asset documentation required by the guidelines is present in the file. Recovco will verify that assets presented support the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

Insurance Review: For each individual property securing the loan, Recovco (a) looked for the presence of rent loss insurance as required by the guidelines, (b) verify that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirm policy is paid and premium is included and considered in the DSCR calculation (d) confirm that the flood cert is for the correct borrower, property, lender and loan number, and (e) for properties in a flood zone per the flood cert, confirm that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title Review: For each individual property securing the loan, Recovco verified whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. Recovco will also review the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). In addition, Recovco will review for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background Review: To the extent potentially fraudulent activity is identified as part of the document review, such information will be reported to Client. In addition, Recovco will look for an independent, third party fraud report and background check in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

Limited Non-Owner Occupancy Certification Review: For each individual property securing the loan, Recovco l reviewed documentation present in the file to support the borrower claim that the property will be non-owner occupied.

Review procedures include:

1.	Appraisal reports are reviewed in order to determine property type is consistent with underwritten type, as well as evaluated for evidence/indication of either owner or tenant occupancy.

2.	Final Form 1003/Loan application is reviewed to ensure that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.

3.	Certification of Non-Owner Occupancy and Indemnity is reviewed for presence of a completed Primary Residence address, verified that that the included Primary Residence address differs from the subject property address, and is signed/dated as required.

4.	The Primary Residence address(es) listed are compared for consistency between the Fina Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

5.	Review additional items for confirmation of non-owner occupancy possibly including:

a)	that the credit report address is different than the subject property

b)	There is a lease in place if the loan is a refinance

There is landlord insurance on the property

NRSRO GRADING CRITERIA:

Upon completion of the loan file review, Recovco assigned grading which considered factors based on the review criteria, product, and NRSRO requirements.

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the following:

CREDIT EVENT GRADE
A	The loan meets the published guidelines without exception or waiver. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable. QM designation status has been confirmed.
B	The loan does not meet every applicable requirement of the underwriting guidelines; however, the majority of requirements are met, and strong compensating factors have been document in support of guideline exceptions.
C	The loan does not meet every applicable requirement of the underwriting guidelines due to limited, weak or no compensating factors to support the exception. Status of occupancy, employment, income and asset were not remedied or were remediated post-closing. Fully supported. Fraud was identified and/or credit document defects were not remedies or were remediated post-closing. Lender/aggregator QC designation was not confirmed.
D	The loan file was not provided for review or not sufficiently document in order to complete the review.

REGULATORY COMPLIANCE EVENT GRADE
A	Loan is compliant with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. The loan has met ATR standards as documented by the originator and if applicable has been verified as a qualified mortgage.
B	Identified exceptions have been determined to be non-material and will not impact the enforceability of the loan and/or remediation of material defects has taken place and the remediated exception will not impact the ability to foreclose. All cures are fully and appropriately documented.
C	The loan does not meet every ATR standards, is missing required disclosures or contains inaccurate disclosures which have not been/cannot be remediated and/or a benefit to the borrower cannot be determined. The agreed upon loan terms do not align to legal documents and/or legal documents were not appropriately executed.
D	The loan file was not provided for review or not sufficiently document in order to complete the review

VALUATION EVENT GRADE
A	Value is supported and within 10.00% of the original appraised value, the property is 100% complete and property and valuation meet the required underwriting guidelines and were completed on standard agency approved forms.
B	The property is complete but may require minor repairs that do not affect the habituality, marketability or value or allowable incomplete repairs are supplemented with a builder holdback agreement as required by underwriting guidelines.
C	Value is not supported within 10.00% of the original appraised value, the subject property constructions is not complete and/or appraisal was not on an as-is basis and final inspection is not documented. The appraisal was not conducted on an agency approved form and/or appraiser was not appropriately licensed.
D	The file was missing the appraisal or there was insufficient valuation documentation to perform a review

OVERALL EVENT GRADE
A	Loan meets Credit, Compliance, and Valuation guidelines and has sufficient accuracy and completeness of data to conduct a thorough review.
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit; is in material compliance with all applicable laws and regulations; and the value and valuation methodology are supported and substantially meet published guidelines.
C	The loan does not meet the published guidelines; and/or violates one material law or regulation; and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform an adequate review.

FINDINGS SUMMARY:

After completing a credit and valuation review of the 2 mortgage loans, 2 mortgage loans had a rating grade of “A”, no mortgage loans had a rating grade of “B”, no mortgage loans had a rating grade of “C”, and no mortgage loans had a rating grade of “D.”

After completing a credit underwriting review of the 2 mortgage loans, 2 mortgage loans had a credit rating grade of “A”, no mortgage loans had a rating grade of “B”, no mortgage loans had a rating grade of “C”, and none of the mortgage loans had a rating grade of “D.”

After completing a valuation review of the 2 mortgage loans, 2 mortgage loans had a valuation rating grade of “A”, no mortgage loans had a rating grade of “B”, no mortgage loans had a rating grade of “C”, and none of the mortgage loans had a rating grade of “D.”

OVERALL REVIEW RESULTS
NRSRO Grade	Count	% of Sample	Scheduled Balance
A	2	100.00%	$378,000.00
B	0	0%	$0.00
C	0	0%	$0.00
D	0	0%	$0.00

CREDIT REVIEW RESULTS
NRSRO Grade	Count	% of Sample	Scheduled Balance
A	2	100.00%	$378,000.00
B	0	0%	$0.00
C	0	0%	$0.00
D	0	0%	$0.00

VALUATION REVIEW RESULTS
NRSRO Grade	Count	% of Sample	Scheduled Balance
A	2	100.00%	$378,000.00
B	0	0%	$0.00
C	0	0%	$0.00
D	0	0%	$0.00

DATA INTEGRITY REVIEW RESULTS SUMMARY TABLE:

Of the mortgage loans included within the Data Integrity population, 15 unique mortgage loans (5.02% by loan count) had data integrity variances. Some variances, such as those found in street and zip code, may be due to changes that occurred following origination of the mortgage loans that would not have been reflected in the file reviewed by Recovco.

Field	Loan Count	% of Loans Reviewed
Lien Priority Type	1	50.00%
Subject Property Type	1	50.00%